UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 30, 2007

                        Alternative Loan Trust 2007-2CB
                       ---------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-131630-80

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698307
                --------                                ----------
      (State or Other Jurisdiction                   (I.R.S. Employer
   of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                    ----------
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-  12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On January 30, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-2CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On January 19, 2007, the Trustee entered into one interest rate corridor contract (the "Corridor Contract"), as evidenced by a confirmation (the "Confirmation"), dated January 30, 2007, between the Trustee and Swiss Re Financial Products Corporation (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On January 23, 2007, the Trustee entered into one interest rate corridor contract (the "Corridor Contract"), as evidenced by a confirmation (the "Confirmation"), dated January 30, 2007, between the Trustee and Swiss Re Financial Products Corporation (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.3.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 26, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWHEQ, Inc. ("CWHEQ"), CWABS, Inc. ("CWABS") and the Swiss Re Financial Products Corporation. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On January 30, 2007, the Trustee entered into one novation corridor contract (the "Novation Corridor Contract"), as evidenced by a novation confirmation (the "Novation Confirmation"), dated January 30, 2007, between the Trustee and Bear Stearns Financial Products Inc. (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.5.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWHEQ, Inc. ("CWHEQ"), CWABS, Inc. ("CWABS") and Bear Stearns Financial Products Inc. The Item 1115 Agreement is annexed hereto as
Exhibit 99.6.

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

Section 9     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.     Description

99.1 The Pooling and Servicing Agreement, dated as of January 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Corridor Confirmation, dated January 30, 2007, between Swiss Re Financial Products and the Trustee.

99.3 A Corridor Confirmation, dated January 30, 2007, between Swiss Re Financial Products and the Trustee.

99.4 An Item 1115 Agreement dated January 26, 2006, between Swiss Re Financial Products and the Trustee.

99.5 A Novation Confirmation, dated January 30, 2007, between Bear Stearns Financial Products and the Trustee.

99.6 An Item 1115 Agreement dated January 30, 2006, between Bear Stearns Financial Products and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWALT, INC.



                                                       By: /s/ Darren Bigby
                                                          -----------------
                                                       Darren Bigby
                                                       Vice President



Dated:  February 16, 2007

                                 Exhibit Index



Exhibit

99.1 Pooling and Servicing Agreement, dated as of January 1, 2007, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Corridor Confirmation, dated January 30, 2007, between Swiss Re Financial Products and the Trustee.

99.3 A Corridor Confirmation, dated January 30, 2007, between Swiss Re Financial Products and the Trustee.

99.4 An Item 1115 Agreement, dated January 26, 2006, between Swiss Re Financial Products and the Trustee.

99.5 A Novation Confirmation, dated January 30, 2007, between Bear Stearns Financial Products and the Trustee.

99.6 An Item 1115 Agreement, dated January 30, 2006, between Bear Stearns Financial Products and the Trustee.